Exhibit 99.7

Firefly Neuroscience Announces Closing of Merger Agreement and is Scheduled to Begin Trading on Nasdaq Under the Ticker Symbol ‘AIFF’ on August 13, 2024

In connection with the consummation of the merger, the Company closed $3.5 million private placement offering

FAIRFAX, Va., and TORONTO, August 12, 2024 – Firefly Neuroscience, Inc. (“Firefly” or the “Company”) (Nasdaq: AIFF), an Artificial Intelligence (“AI”) technology company developing innovative neuroscientific solutions that improve outcomes for patients with mental illnesses and neurological disorders, today announced the closing of its merger transaction with WaveDancer, Inc. (“WaveDancer”) (NASDAQ: WAVD). The Company is scheduled to begin trading on The Nasdaq Capital Market (“Nasdaq”) under the new ticker symbol ‘AIFF’ on August 13, 2024.

“Brain health is a critical area of medicine that has been hindered by a lack of technological advancements needed to improve the treatment paradigm,” said Jon Olsen, Firefly’s CEO. “By harnessing the power of AI through our BNA technology platform, we can provide neurologists and their patients with an objective measurement of their brain activity to more accurately support diagnosis, assess treatment efficacy, increase patient compliance and track disease progression and ultimately improve patient outcomes. With the closing of our merger and additional working capital, we are preparing our commercialization strategy to transform the standard of care for brain health.”

Firefly is focused on the development and commercialization of its AI-driven Brain Network Analytics (“BNATM”) technology, a breakthrough in precision neuroscience that provides first-of-its-kind brain imaging to drive superior diagnosis, treatment and patient outcomes for people suffering from brain health illnesses and disorders such as major depressive disorder and dementia. BNA was previously cleared by the U.S. Food and Drug Administration (“FDA”) and has conducted over 77,000 brain scans on over 17,000 patients.

Transaction Details:

Pursuant to the terms of the merger agreement, in connection with the closing on August 12, 2024, each holder of outstanding shares of Firefly common stock will be entitled to receive the number of shares of WaveDancer common stock equal to the number of shares of Firefly common stock they hold multiplied by the exchange ratio, or an aggregate of 7,870,251 shares of WaveDancer common stock at closing using an Exchange Ratio of 0.1040.

Following the closing of the merger, there are 7,870,251 shares of the combined company’s common stock outstanding with Firefly stockholders owning approximately 92% and prior WaveDancer stockholders owning 8% of the combined company’s outstanding securities.

Substantially contemporaneously with the consummation of the merger, the Company today announced the closing of its previously announced private placement offering with certain institutional investors of common stock (or common stock equivalents) and five-year common stock purchase warrants. The gross proceeds to the Company from the offering were approximately $3.5 million, before deducting offering expenses payable by the Company. The Company intends to use the net proceeds of this offering for working capital and general corporate purposes. The securities were issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Firefly

Firefly is a leading medical technology and AI company dedicated to developing groundbreaking neuroscientific solutions that enhance outcomes for patients with mental illnesses and neurological disorders. Firefly’s FDA-510(k) cleared BNA platform revolutionizes diagnostic and treatment methods for conditions such as depression, dementia, anxiety disorders, concussions, and ADHD. Over the past 15 years, Firefly has invested approximately $60 million in developing its BNA platform, building a comprehensive database of brain wave tests, securing patent protection, and achieving FDA approval. The Company is now launching the BNA platform commercially, targeting pharmaceutical companies engaged in drug research and clinical trials, as well as medical practitioners for clinical use.

The BNA platform is a software as a medical solution (SAMS) that was developed using artificial intelligence and machine learning on Firefly’s extensive proprietary database of standardized, high-definition longitudinal electroencephalograms (EEGs) of over 17,000 patients representing twelve disorders, as well as clinically normal patients. The BNA platform, in conjunction with an FDA-cleared EEG system, can provide clinicians with comprehensive insights into brain function (cognition). These insights can enhance a clinician’s ability to accurately diagnose mental illnesses and cognitive disorders and to evaluate what therapy and/or drug is best suited to optimize a patient’s outcome.

Please visit https://fireflyneuro.com/ for more information.

Forward-Looking Statements

Certain statements in this press release and the information incorporated herein by reference may constitute “forward-looking statements” for purposes of the federal securities laws concerning Firefly. These forward-looking statements include express or implied statements relating to Firefly’s management teams’ expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Firefly will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Firefly’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to development and commercialization of BNA technology; risks related to Firefly’s ability to recognize the anticipated benefits of the business combination; risks related to Firefly’s ability to correctly estimate its operating expenses and expenses associated with the business combination and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the ability of Firefly to protect its intellectual property rights; competitive responses to the business combination; unexpected costs, charges or expenses resulting from the business combination; potential adverse reactions or changes to business relationships resulting from the completion of the business combination; legislative, regulatory, political and economic developments; and those factors described under the heading “Risk Factors” in the in the registration statement on Form S-4 filed by WaveDancer with the Securities and Exchange Commission (the “SEC”) on January 22, 2024, as amended, and declared effective on February 6, 2024. Should one or more of these risks or uncertainties materialize, or should any of Firefly’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. It is not possible to predict or identify all such risks. Forward-looking statements included in this press release only speak as of the date they are made, and Firefly does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact

KCSA Strategic Communications

Valter Pinto or Jack Perkins

(212) 896-1254

firefly@kcsa.com

Media Contact

KCSA Strategic Communications

Raquel Cona, Vice President

(516) 779-2630

rcona@kcsa.com